NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in Grove Collaborative Holdings, Inc. (“Grove”) (the “Potential Transaction”) and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Grove, this Presentation and any information contained within it may not be used for any purpose other than your evaluation of Grove. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Grove reserves the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Grove has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Grove or its respective affiliates or representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Grove or the Potential Transaction. Recipients of this Presentation should each make their own evaluation of Grove and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, in no circumstances will Grove or any of its respective stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Forward-Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward- looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Potential Transaction and the projected future financial performance of Grove and Grove’s operating companies; (3) changes in the market for Grove’s products, and expansion plans and opportunities; (4) anticipated customer retention; (5) the sources and uses of cash of the Potential Transaction; and (6) expectations related to the terms and timing of the Potential Transaction. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Grove’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Grove. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the Potential Transaction; risks relating to the uncertainty of the projected financial information with respect to Grove; Grove’s ability to successfully expand its business ; competition; the uncertain effects of the COVID-19 pandemic; risks relating to growing inflation and rising interest rates; and those factors discussed in documents of Grove filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Grove does not presently know or that Grove currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Grove’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Grove anticipates that subsequent events and developments will cause Grove’s assessments to change. However, wh ile Grove may elect to update these forward-looking statements at some point in the future, Grove specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Grove’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Data The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Grove assumes no obligation to update the information in this Presentation.

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Trademarks Grove owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Grove, or an endorsement or sponsorship by or of Grove. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Grove will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections This Presentation contains projected financial information with respect to Grove, namely revenue and gross margin, gross product margin, Grove brands revenue share, gross revenue share by brand, gross profit, adjusted EBITDA, adjusted EBITDA margin, fulfillment cost, operating expenses, advertising spend. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Grove’s control. See “Forward-Looking Statements” above. While all projections, estimates and targets are necessarily speculative, Grove believes that the preparat ion of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that Grove, or its representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The independent registered public accounting firm of Grove has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Financial Information; Non-GAAP Financial Measures The Grove financial information and data for the fiscal years ended December 31, 2019, 2020 and 2021 included herein are audited in accordance with Association of International Certified Professional Accountants (AICPA) auditing standards. Some of the financial information and data contained in this Presentation, such as gross product margin, contribution profit and adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP. A reconciliation of adjusted EBITDA to Net Income is provided at the end of this presentation. A reconciliation of the projected non-GAAP financial measures has not been provided and is unable to be provided without unreasonable effort because certain items excluded from these non-GAAP financial measures such as charges related to stock-based compensation expenses and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. Grove believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Grove’s financial condition and results of operations. Grove’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Grove believes that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Grove’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Grove’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. See the footnotes on the slides where these measures are discussed and the Appendix for definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures. Important Information for Investors and Stockholders This Presentation is not a substitute for the registration statement or for any other document that Grove may file with the SEC in connection with the Potential Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Grove through the website maintained by the SEC at http://www.sec.gov. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • • • • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Notes: 1. Conventional growth rate represents CAGR from 2019 – 2025. Clean / Natural growth rate estimated based on a variety of third-party research and represents CAGR from 2019 – 2025. eCommerce growth represents US Household Care CAGR from 2020 – 2025, per Euromonitor International Ltd Beauty & Personal Care 2022ed, current prices

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Selected Awards

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE MS - Stretch the chart vertically

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 32 Note: 1. Organic sources defined as non-paid sources vs. paid brand and performance marketing sources; traffic measured by number of sessions; data is for FY 21

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 53% ($49M) gain y/y in Adj. EBITDA 100% ($45M) gain y/y in Adj. EBITDA 13% growth y/y + profitable

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Net revenue management Supply chain efficiencies 2021 2022 2023 2024 2021 2022 2023 2024 Sales channel diversification + marketing efficiency improvements Structure right sizing Expense management 2021 2022 2023 2024 $

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 1. Total addressable retail stores in the U.S. as of 2020, based on Statista retail store research. Includes brick-and-mortar convenience, grocery, club, mass, drug, natural and specialty stores. • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • • • • • • • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Notes: 1. All metrics excluding revenue growth are calculated as a percentage of net revenue 2. Excludes depreciation, amortization and stock based compensation expense

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE • • • • • • • •

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE